Exhibit 10.16(f)

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

FIFTH AMENDMENT TO LICENSE AGREEMENT

This Fifth Amendment (this “Fifth Amendment”), is effective as of February 9, 2023 (the “Fifth Amendment Effective Date”), by and between President an Fellows of Harvard University (“Harvard”), and Sana Biotechnology, Inc., a corporation organized and existing under the laws of the State of Delaware (“Licensee”) (together with Harvard, the “Parties” and each individually a “Party”), and amends that certain License Agreement, dated as of March 19, 2019, as amended by those certain Amendments to the License Agreement dated as of June 10, 2019, December 15, 2020, May 20, 2021, and October 25, 2021 by and between Harvard and Licensee (together, the “Agreement”). Capitalized terms used but not defined herein have the respective meanings assigned to them in the Agreement.

RECITALS

WHEREAS, the Parties entered into the Agreement, pursuant to which Licensee is obligated to pay certain payments to Harvard upon the achievement of certain development milestones with respect to Licensed Products;

WHEREAS, Licensee desires to support [***] of Licensed Products comprising [***] (the “[***] Product”) at [***] (the “[***] Study”), to further development of Licensee’s hypoimmune platform and research and development of other Licensed Products under the Agreement;

WHEREAS, Licensee does not intend to [***], or [***], the [***] Product; and

WHEREAS, the Parties wish to amend the Agreement to clarify that Milestone Payments for certain Milestone Events achieved by the [***] Product in connection with the [***] Study shall not be due.

NOW THEREFORE, the Parties agree as follows:

1.	Amendment. A new Section 4.3.6 is inserted into the Agreement as follows:

“4.3.6[***] Product. Notwithstanding anything to the contrary, if the [***] Product achieves Milestone Event #1 ([***]) or Milestone Event #2 ([***]) of Table 4.3.1 in the [***] Study prior to [***] then Licensee shall not be required to pay Harvard the Milestone Payments corresponding to such Milestone Events, provided that: (a) if Licensee achieves such Milestone Events prior to [***] and subsequently proceeds with further development of the [***] Product such that it achieves Milestone Event #3 ([***]) with the [***] Product, then Milestone Event #1 and Milestone Event #2 for the [***] Product will be deemed Skipped Milestones under Section 4.3.6 and the corresponding Milestone Payments for such Skipped Milestones shall be due upon achievement of the Achieved Milestone that is Milestone Event #3, and (b) if Licensee achieves such Milestone Events prior to [***], the [***] Product shall not count as one of the first [***] Licensed Products to achieve any Milestone Event under Section 4.3.1, unless Licensee achieves Milestone Event #3 with respect to the [***] Product and pays the Milestone Payments for Milestone Event #1 and Milestone Event #2, in which case the [***] Product will count as one of the first [***] Licensed Products to achieve such Milestone Events.”

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2.	Miscellaneous.

(a)	Capitalized terms used in this Fifth Amendment that are not defined herein shall have the meanings set forth in the Agreement, as previously amended.

(b)	Choice of Law. This Fifth Amendment shall be governed by the laws of the Commonwealth of Massachusetts, without regard to conflict of law principles.

(c)

Entire Agreement. On and after the Fifth Amendment Effective Date, each reference in the Agreement to “this Agreement,” “hereunder,” “herein,” “hereof” or words of like import referring to the Agreement will mean and be a reference to the Agreement as amended by this Fifth Amendment will constitute the sole and entire agreement of the Parties with respect to the subject matter hereof, and supersede all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

(d)

Representations and Warranties. Each Party hereby represents and warrants to the other Party that: (i) it has the full right, power and authority to enter into this Fifth Amendment and to perform its obligations hereunder and under the Agreement as amended by this Fifth Amendment; (ii) the execution of this Fifth Amendment by the individual whose signature is set forth at the end of this Fifth Amendment on behalf of such Party, and the delivery of this Fifth Amendment by such Party, have been duly authorized by all necessary action on the part of such Party; and (iii) this Fifth Amendment has been executed and delivered by such Party and (assuming due authorization, execution and delivery by the other Party hereto) constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

(e)	Limited Effect. Except as modified by this Fifth Amendment, all other terms and conditions of the Agreement remain in full force and effect.

(f)

Counterparts. This Fifth Amendment may be executed in counterparts and signatures may be delivered via facsimile or in electronic form (such as PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com), each of which may be executed by less than all parties, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Fifth Amendment as of the Fifth Amendment Effective Date.

HARVARD:

PRESIDENT AND FELLOWS OF HARVARD COLLEGE

By:	/s/ Isaac T. Kohlberg Name: Isaac T. Kohlberg
Title: Senior Associate Provost

                   Chief Technology Development Officer

                   Office of Technology Development

                    Harvard University

Date: 2/16/2023

LICENSEE:

SANA BIOTECHNOLOGY, INC.

By:	/s/ Christian Hordo Name: Christian Hordo
Title: Chief Business Officer
Date: February 17, 2023

[Signature Page to Fifth Amendment to License Agreement]